                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (date of earliest event reported): June 9, 2008


                              PYRAMID OIL COMPANY
              (Exact name of registrant as specified in its charter)

                          Commission File Number 0-5525

                CALIFORNIA                              94-0787340
      (State or other jurisdiction                    (IRS Employer
            of incorporation)                      Identification No.)


                 2008 - 21ST. STREET
               BAKERSFIELD, CALIFORNIA                    93301
        (Address of principal executive offices)        (Zip Code)

    Registrant's telephone number, including area code: (661) 325-1000

                                Not Applicable
                --------------------------------------------
         Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ]  Written communications pursuant to Rule 425 under the Securities
           Act (17 CFR 230.425)

    [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

Item 8.01.  Other Events

On June 9, 2008, Pyramid Oil Company (the Company) announced that its Board of Directors has approved a 5-for-4 split of the Company's common stock. Shareholders of record as of the close of business on the record date of June 24, 2008 will receive one additional share of common stock for each four shares held. The payment date of the split will be July 3, 2008. Fractional shares will be rounded up to the nearest full share. Copies of the Company's two press releases announcing the stock split are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2.


Item 9.01.  Financial Statements and Exhibits

Exhibit 99.1      Press Release dated June 9, 2008.

Exhibit 99.2      Press Release dated June 9, 2008.

                                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PYRAMID OIL COMPANY
                                              (Registrant)

    Dated: June 9, 2008

                                        By: /s/JOHN H. ALEXANDER
                                           ---------------------
                                        Name:  John H. Alexander
                                        Title: Chief Executive Officer